UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 27, 2003
                                                --------------------------------

MORGAN STANLEY ABS CAPITAL INC. (as depositor under the Pooling and Servicing Agreement, relating to the Morgan Stanley ABS Capital I Inc. Trust 2003-HE1 Mortgage Pass-Through Certificates, Series 2003-HE1)

                        MORGAN STANLEY ABS CAPITAL I INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                333-104046-06              13-3939229
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     (State or other              (Commission             (IRS Employer
     jurisdiction of              File Number)          Identification No.)
     incorporation)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5. Other Events

            Attached as Exhibit 4 is the Amendment No. 1 and Joinder Agreement, dated as of June 1, 2003 ("Amendment and Joinder"), by and among Morgan Stanley ABS Capital I Inc. (the "Company"), Chase Manhattan Mortgage Corporation ("Chase"), The Provident Bank ("Provident"), Deutsche Bank National Trust Company (the "Trustee"), Accredited Home Lenders, Inc. ("Accredited") and NC Capital Corporation (together with Accredited, the "Responsible Parties"), to the Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase, as a servicer, Provident, as a servicer, and the Trustee, for the Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-HE1. The effect of the Amendment and Joinder is to (i) add each Responsible Party as a party to the Pooling and Servicing Agreement, (ii) add to the Pooling and Servicing Agreement representations and warranties of the Responsible Parties related to the Mortgage Loans originated or acquired by them, and remedies for breach thereof, and (iii) eliminate representations and warranties made by the Company with respect to those Mortgage Loans.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------

      4 Amendment No. 1 and Joinder Agreement, dated as of June 1, 2003, among Morgan Stanley ABS Capital I Inc., Chase Manhattan Mortgage Corporation, The Provident Bank, Deutsche Bank National Trust Company, Accredited Home Lenders, Inc. and NC Capital Corporation.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY ABS CAPITAL I
                                      INC.


December 15, 2003
                                   By: /s/ Valerie H. Kay
                                      ------------------------------------------
                                   Name:  Valerie H. Kay
                                   Title: Vice President

                              INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Amendment No. 1 and Joinder                 E
                        Agreement, dated as of June 1,
                        2003, among Morgan Stanley ABS
                        Capital I Inc., Chase Manhattan
                        Mortgage Corporation, The
                        Provident Bank, Deutsche Bank
                        National Trust Company,
                        Accredited Home Lenders, Inc.
                        and NC Capital Corporation.